UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 1, 2022

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note
As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Ranger Energy Services, Inc. (the “Company”) on October 1, 2021 (the “Original Ranger Form 8-K”), the Company, together with certain of its subsidiaries, completed the acquisition of assets (the “Acquired Assets”) from Basic Energy Services, LLC (“Basic” and such acquisition, the “Basic Acquisition”). The Acquired Assets included, outside the State of California (excluding the water logistic business), all of Basic’s assets within its well servicing service line, fishing, rental tool and coiled tubing service lines, as well as all rolling stock assets required to support the operating assets being purchased and real property locations inclusive of, but not limited to, real property owned in New Mexico, Oklahoma and Texas.
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Ranger Form 8-K to provide the following:
•Audited combined financial statements of The Acquired Basic Business (for the period described in Item 9.01(a) below), the notes thereto and the Independent Auditor’s Report;

•Unaudited interim combined financial statements of The Acquired Basic Business (for the period described in Item 9.01(a) below) and the notes thereto; and

•Unaudited combined pro forma financial information described in Item 9.01(b) below.

No other modifications to the Original Ranger Form 8-K are being made by this Amendment. This Amendment should be read in conjunction with the Original Ranger Form 8-K, which provides a more complete description of the Basic Acquisition.

Item 9.01    Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
•Audited combined financial statements of The Acquired Basic Business as of and for the years ended December 31, 2020 and 2019, and the related notes to the combined financial statements, attached as Exhibit 99.1 hereto; and
•Unaudited interim combined financial statements of The Acquired Basic Business as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, and the related notes to the combined financial statements, attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information
The following unaudited combined pro forma financial information of the Company, giving effect to the Basic Acquisition, attached as Exhibit 99.3 hereto;

•Unaudited combined pro forma Balance Sheet as of September 30, 2021;

•Unaudited combined pro forma Statements of Operations for the year ended December 31, 2020 and the nine months ended September 30, 2021; and

•Notes to the unaudited combined pro forma financial statements.

Exhibit No.	Description
23.1	Consent of KPMG, LLP
99.1	Audited Combined Financial Statements of The Acquired Basic Business as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited Interim Combined Financial Statements of The Acquired Basic Business as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020
99.3	Unaudited Combined Pro Forma Financial information for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ J. Brandon Blossman	March 22, 2022
J. Brandon Blossman	Date
Chief Financial Officer
(Principal Financial Officer)